Exhibit 99.2
Q2 2023 Financial and Business Update August 1, 2023 Exhibit 99.2

Forward-Looking Statements 2 This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2023 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Harmony Continues To Be A Growth Story

Continued Growth For WAKIX® in Adult Narcolepsy

- Q2 23 WAKIX Net Revenue of $134.2M **+25% Year-over-Year Growth**
- **Highest** top line prescription demand since our first full quarter of launch in Q1 20
- **Strongest** quarter of new patient starts in our history
- Q2 23: **~5,450** average number of patients on WAKIX; **~5,600** exiting patients on WAKIX

Significant Progress Across Lifecycle Management Programs

- **Catalyst rich** second half of 2023
  - Q4 23: Phase 3 Topline Data in IH (INTUNE Study)
  - Q4 23: Submit Pediatric Narcolepsy sNDA
  - Q4 23: Initiate Phase 3 Study in PWS
  - Q4 23: Phase 2 POC Topline Data in DM1
  - 2H 23: New Pitolisant Assets Update

Strong Financial Position to Maximize Shareholder Value

- **Profitable**, **cash generating** with **$429.6M** on the balance sheet
- Debt refinancing provides greater **financial flexibility**
- **Well positioned** to execute on business development to build out robust portfolio
- Authorized **$125M share repurchase program**

HARMONY BIOSCIENCES
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WAKIX® Net Revenue Performance $107.0 $134.2 Q2 22 Q2 23 4 WAKIX QUARTERLY NET REVENUE ($M) CONFIDENT IN WAKIX BECOMING A $1B+ OPPORTUNITY IN ADULT NARCOLEPSY, WITH THE POTENTIAL TO CONTRIBUTE UP TO AN ADDITIONAL $1B, IF APPROVED IN IDIOPATHIC HYPERSOMNIA AND OTHER CURRENT LIFECYCLE MANAGEMENT PROGRAMS 25% Q2 23 HIGHLIGHTS ▪ Q2 23 Net Revenue of $134.2M ▪ Underlying demand drove continued double-digit revenue growth of 25% vs. Q2 22 ▪ Strong patient interest ▪ Continue to add new prescribers and grow WAKIX prescriber base ▪ Q2 23 Net Revenue also reflects specialty pharmacy buying patterns resulting in lower trade inventory levels at the end of the quarter

5 +300 +300 +400 +300 +300 +100 +400 +300 +300 +200 +350 2,200 ~5,450 0 1,000 2,000 3,000 4,000 5,000 6,000 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Average # of Patients Net Patient Additions Strong Continued Growth In Average Number of Patients on WAKIX® ~Average # of Patients on WAKIX 1. Net Patient Additions based on previously disclosed quarterly average number of patients on WAKIX. ~Approximate Patient Counts 1 Q2 23 HIGHLIGHTS ▪ Average Number of Patients on WAKIX increased to ~5,450 ▪ +350 from Q1 23 ▪ Highest top line prescription demand since first full quarter of launch in Q1 20 ▪ Highest number of new patient starts in our history ▪ Continued growth in depth and breadth of prescriber base beyond HCPs enrolled in oxybate REMS program ▪ Strong payer coverage to support continued growth ~5,450 Average Number of Patients on WAKIX in Q2 23

Prescriber Dynamics Support Continued WAKIX® Growth in Adult Narcolepsy

~9,000
Narcolepsy Treating HCPs

Harmony Field Sales Team covers narcolepsy treating HCP universe

Access to ~100% of diagnosed adult patient opportunity

~4,000 HCPs enrolled in oxybate REMS

~5,000 HCPs not enrolled in oxybates REMS

WAKIX **growth**

Depth of prescribing in oxybate REMS enrolled HCPs

Breadth of prescribing in HCPs not enrolled in oxybate REMS

100% of HCPs surveyed with WAKIX experience stated they would write the **same/increase Rx in next 6 months**.[1]

~40% of HCPs surveyed who had not prescribed WAKIX to date indicated intent to **Rx in next 6 months**.[1]

Unique feature as **non-scheduled treatment** is the **highest performing driver and differentiator for WAKIX.**[1]

1. Harmony Market Research, June 2023

HARMONY BIOSCIENCES

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Product / Indication Pre-IND Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Product Milestone Pitolisant Topline data 4Q2023 1. Trial conducted by Bioprojet and Bioprojetsubmitted regulatory package to EMA. Bioprojet received EMA approval on March 15, 2023. Prader-Willi Syndrome (PWS) Myotonic Dystrophy (DM) HBS-102 EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) PWS WAKIX® Idiopathic Hypersomnia (IH) Topline data 4Q2023 Pediatric Narcolepsy1 Submit sNDA 4Q2023 Preclinical POC study initiated 3Q2022 Development Pipeline New Pitolisant Assets 7 New Bioprojet Agreement Closed 3Q2022 Initiate Ph3 4Q2023

Advancing Our Pipeline: Catalyst Rich Second Half of 2023 Event Timing Phase 3 Topline Data in IH (INTUNE Study) Q4 23 Submit Pediatric Narcolepsy sNDA Q4 23 Initiate Phase 3 Study in PWS Q4 23 Phase 2 POC Topline Data in DM1 Q4 23 New Pitolisant Assets Update 2H 23 MULTIPLE VALUE CREATING CATALYSTS 8

$258.9 $316.0 $345.7 $392.4 $429.6 Jun 30 '22 Sep 30 '22 Dec 31 '22 Mar 31 '23 Jun 30 '23 Financial Highlights (1) Non-GAAP Adjusted Net Income= GAAP Net Income excluding non-cash interest expense, depreciation, amortization, stock-based compensation, other non-operating items and tax effect of these items (In millions, USD) 9 Cash, Cash Equivalents & Investment Securities Non-GAAP Adjusted Net Income(1) $107.0 $134.2 Q2 2022 Q2 2023 $34.7 $45.9 Q2 2022 Q2 2023 25% Net Product Revenues 32%

(In millions, USD) Three Months Ended June 30, % Change 2023 2022 Net Product Revenues $134.2 $107.0 25% Cost of Product Sold 25.0 18.9 32% Total Operating Expenses $62.3 $55.0 13% R&D Expense 15.0 12.7 18% S&M Expense 24.5 20.2 22% G&A Expense 22.8 22.2 3% Net Income $34.3 $23.5 46% Cash, cash equivalents & investment securities $429.6 Financial Summary Totals may not foot due to rounding 10

(In millions, USD) Three Months Ended June 30, 2023 2022 GAAP net income $34.3 $23.5 Non-cash interest expense(1) 0.4 0.4 Depreciation 0.1 0.1 Amortization(2) 6.0 6.0 Stock-based compensation expense 7.8 7.4 Income tax effect related to Non-GAAP adjustments(3) (2.7) (2.7) Non-GAAP adjusted net income $45.9 $34.7 GAAP net income per diluted share $0.56 $0.39 Non-GAAP adjusted net income per diluted share $0.76 $0.57 Weighted average number of shares of common stock used in non-GAAP diluted per share 60,743,953 60,922,672 GAAP vs NON-GAAP Reconciliation (1) Includes amortization of deferred finance charges (2) Includes amortization of intangible asset related to WAKIX (3) Calculated using the reported effective tax rate for the periods presented less impact of discrete items Totals may not foot due to rounding 11

$1B+ Commercial Opportunity for WAKIX® in Adult Narcolepsy Significant Progress Across Pitolisant LCM, New Pitolisant Assets, Catalyst Rich 2H 23 Strong Financial Position ($430M) to Maximize Shareholder Value Harmony Continues To Be A Growth Story Up to $1B Opportunity in Pitolisant LCM Programs (IH, PWS, DM1) 12

Thank You